Credit Suisse 20 Annual Energy Summit February 26, 2015 Joseph M. Bennett EVP & CFO Quinn P. Fanning EVP & Chief IRO Exhibit 99.1 th

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company
notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
FORWARD-LOOKING STATEMENTS
Credit Suisse 20th Annual Energy Summit
TIDEWATER
601 Poydras Street, Suite 1500, New Orleans, LA 70130
2
Phone: 504.568.1010  |  Fax: 504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com

•
Consistent goal of “Best in Class” safety and compliance culture
•
Largest “NEW” OSV  fleet in the industry, operating in over
•
Continued solid financial position, with considerable ready
liquidity, a reasonable debt level, minor debt maturities
until FY2019 and expected reduced CAPX as major fleet
upgrade winds down
•
“Offshore” is and will continue to be relevant, although
Key Tidewater Topics
Credit Suisse 20th Annual Energy Summit 3
50 countries with ~9,000 employees worldwide
currently faced with general market challenges

Source: ODS-Petrodata
Note: 43 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 693 in February 2015.
404
245
Prior peak (summer 2008)
Jackups
Floaters
Working Offshore Rig Trends
Credit Suisse 20th Annual Energy Summit 4
Rig CIP
Jackups 131
Floaters 88
Other 9
228
450
400
350
300
250
200
150
100
50
0
2/04 2/05 2/06 2/07 2/08 2/09 2/10 2/11 2/12 2/13 2/14 2/15

Our Global Footprint – Vessel Class by Region
(Excludes stacked vessels – as of 12/31/14
Credit Suisse 20th Annual Energy Summit
Americas
SSAE
MENA
Asia/Pac
Vessel count info is as of 12/31/14, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the total 18 Traditional vessels is $0.91M at 12/31/14.
5
New Avg. Traditional
Vessels NBV Vessels
Deepwater 35 20.6M 0
Towing Supply 19 $9.8M 4
Other 9 $3.2M 4
63 8
New Avg. Traditional
Vessels NBV Vessels
Deepwater 12 $17.5M 1
Towing Supply 31 $11.8M 0
Other 0 0 2
43 3
New Avg. Traditional
Vessels NBV Vessels
Deepwater 33 $28.5M 0
Towing Supply 41 $12.3M 2
Other 36 $1.8M 5
110 7
New Avg. Traditional
Vessels NBV Vessels
Deepwater 11 $26.4M 0
Towing Supply 14 $11.6M 0
Other 1 $6.5M 0
26 0
)

•
Continue to improve upon stellar safety and compliance programs
•
Maintain solid balance sheet and financial flexibility to deal with
•
Return capital to shareholders through dividends and
Tidewater’s Strategy
Credit Suisse 20th Annual Energy Summit 6
•
Stay close to our customers
•
Monitor industry developments to adjust our playbook accordingly
- Cost reduction initiatives
- Maintain/protect liquidity
industry uncertainties and seize opportunities when presented opportunistic share repurchases

Credit Suisse 20 th Annual Energy Summit February 26, 2015 Joseph M. Bennett EVP & CFO Quinn P. Fanning EVP & Chief IRO

Appendix Credit Suisse 20th Annual Energy Summit 8

Safety Record Rivals Leading Companies
Credit Suisse 20th Annual Energy Summit
•
Safe Operations is Priority #1
•
Stop Work Obligation
•
Safety performance is 25% of mgt. incentive comp
TOTAL RECORDABLE INCIDENT RATES
9
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
TIDEWATER DOW CHEMICAL CHEVRON EXXONMOBIL
Operating safely offshore is
like holding a snake by its head.
It’s a task that can’t be turned
loose not for a microsecond or an
accident will strike without pity.

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
February
2015
Working Rigs
603 538 693
Rigs Under
Construction
186 118 228
OSV Global
Population
2,033 2,599 3,253
OSV’s Under
Construction
736 367 438
OSV/Rig Ratio
3.37 4.83 4.69
Drivers of our Business “Peak to Present”
Credit Suisse 20th Annual Energy Summit 10

Source: ODS-Petrodata and Tidewater
As of February 2015, there are approximately 438 additional
AHTS and PSV’s (~14% of the global fleet) under construction.
Global fleet is estimated at 3,253 vessels, including ~700 vessels that are 25+ yrs old (22%).
The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of February 2015
Credit Suisse 20th Annual Energy Summit 11
300
250
200
150
100
50
0
1965 1970
1975
1980 1985
1990
2000
2005
2010
Vessels > 25 years old today
1995

Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
242 “New” vessels – 6.6 avg yrs
18 “Traditional”
(only 7 OSVs)
Tidewater’s Active Fleet
As of December 31, 2014
Credit Suisse 20th Annual Energy Summit 12
40
35
30
25
20
15
10
5
0
1970
1975 1980
1985
1990 1995
2000
2005 2010
vessels – 25.8 avg yrs

Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,496 total
vessels for
400+ owners)
Vessel Population by Owner
(AHTS and PSVs only) Estimated as of February 2015
Credit Suisse 20th Annual Energy Summit 13
400
300
200
100
0
214
191
146
72
70
64
5

MENA
46(18%)
Americas
71(27%)
Asia/Pac
26(10%)
Our Global Footprint – Vessel Count by Region
(Excludes stacked vessels – as of 12/31/14
Credit Suisse 20th Annual Energy Summit 14
SS Africa/Europe
117(45%)
)

Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 102 $2,900m $28.4m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 111 $1,667m $15.0m
Other 53 $227m $4.3m
TOTALS: 278 $5,181m
(1)
$18.6m
.
At 12/31/14, 250 new vessels were in our fleet with ~6.8 year average age
Vessel Commitments
Jan. ’00 – December ‘14
(1) ~$4.68b (90%) funded through 12/31/14
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)
The Largest Modern OSV Fleet in the Industry
Credit Suisse 20th Annual Energy Summit 15

Count
Deepwater PSVs 21
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 28
Vessels Under Construction*
As of December 31, 2014
CAPX of $153m remaining in FY ’15, $257m in FY ‘16 and $61m thereafter.
…and More to Come
Credit Suisse 20th Annual Energy Summit 16
Estimated delivery schedule – 4 remaining in FY ’15, 18 in FY ‘16 and 6 thereafter.

The Upgrading of the Tidewater Fleet
(A 10 Year Review)
Credit Suisse 20th Annual Energy Summit
Deepwater PSV
Deepwater AHTS
Towing Supply
Fleet information includes active vessels only.
CIP=Construction in Process.
New Fleet is defined as vessels built or acquired since 2000.
Current Future Vintage
DWT CIP Fleet Fleet
5,000-6,000 16 5 21 0
4,000-4,999 14 12 26 0
3,000-3,999 44 4 48 0
<3,000 5 0 5 1
79 21 100 1
Current Future Vintage
BHP New Fleet CIP Fleet Fleet
25,000+ 5 0 5 0
13,500-16,500 7 0 7 0
12 0 12 0
Current Future Vintage
BHP CIP Fleet Fleet
7,000-10,000 36 6 42 0
3,000-6,999 69 0 69 6
105 6 111 6
New Vintage Total
DWT Fleet Fleet Fleet
5,000-6,000 0 0 0
4,000-4,999 4 0 4
3,000-3,999 12 2 14
<3,000 6 4 10
22 6 28
New Vintage Total
BHP Fleet Fleet Fleet
25,000+ 1 0 1
13,500-16,500 6 3 9
7 3 10
New Vintage Total
BHP Fleet Fleet Fleet
7,000-10,000 5 25 30
3,000-6,999 23 146 169
28 171 199
3/31/05 Snapshot 12/31/14 Snapshot
17

CAPX Expected to Decrease
from Recent High Levels
Credit Suisse 20th Annual Energy Summit
Fiscal Year
Fiscal 2014 is exclusive of Troms acquisition
Amounts in Fiscal 2015-2017 represent known CAPX on only the
28 vessels and 2 ROVs under construction as of 12/31/14.
Additional CAPX could occur, but trendline is expected down.
18
$1,000
$800
$400
$200
2006 2008 2010
2012 2013 2014 2015
2016 2017 2007 2009 2011
$600
$0

As of December 31, 2014
Cash & Cash Equivalents $77 million
Total Debt $1,491 million
Shareholders Equity $2,503 million
Net Debt / Net Capitalization 36%
Total Debt / Capitalization 37%
~$675 million of available liquidity as of 12/31/14, including $600 million of unused capacity under the company’s revolving credit facility.
Strong Financial Position Provides
Strategic Optionality
Credit Suisse 20th Annual Energy Summit 19

Debt Maturities as of 12/31/14
Limited for Several Years
Credit Suisse 20th Annual Energy Summit
Fiscal Year
20
$0
$200
$400
$600
$800
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity
Adjusted EPS**
Adjusted EPS**
History of Solid Earnings and Returns on a
Through-Cycle Basis
Credit Suisse 20th Annual Energy Summit 21
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal
2004
Fiscal
2005
Fiscal
2006
Fiscal
2007
Fiscal
2008
Fiscal
2009
Fiscal
2010
Fiscal
2011
Fiscal
2012
Fiscal
2013
Fiscal
2014
7.0% 5.9% 4.3%
5.0%
11.4%
19.5% 18.3% 18.9%
12.4%
7.2%
4.3%

Utilization stats exclude stacked vessels.
Active Vessel Dayrates & Utilization by Segment
Credit Suisse 20th Annual Energy Summit 22
$26,000
$22,000
$18,000
$14,000
$10,000
$6,000
6/11 12/11 6/12 12/12 6/13 12/13 6/14 12/14
100%
90%
80%
70%
60%
6/11 12/11 6/12 12/12 6/13 12/13 6/14 12/14
Americas Asia/Pac MENA Sub Sah Africa/Eur.

Q3 Fiscal 2015
Avg Day Rate: $29,929
Utilization: 86.1%
$189 million, or 50%, of Vessel Revenue in Q3 Fiscal 2015
New Vessel Trends by Vessel Type
Deepwater PSVs
Credit Suisse 20th Annual Energy Summit 23
22
23
24
25 25 25
25
28
29
32
34
38
40
43
44
45
47
49
51
54
55
57
62
66
69
73
75
76
76
77
80
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
160
-
40
80
120
200
240

Q3 Fiscal 2015
Avg Day Rate: $33,375
Utilization: 83.0%
$31 million, or 8%, of Vessel Revenue in Q3 Fiscal 2015
New Vessel Trends by Vessel Type
Deepwater AHTS
Credit Suisse 20th Annual Energy Summit 24
5 5 5 5 5 5 5 5
6
8
9 9
11 11 11 11 11 11 11 11 11 11
11 11
11 11
12
12 12 12 12
-
40
80
120
160
200
240
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate
FY08

Q3 Fiscal 2015
Avg Day Rate: $15,647
Utilization: 80.8%
$122 million, or 32%, of Vessel Revenue in Q3 Fiscal 2015
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
Credit Suisse 20th Annual Energy Summit 25
39
40
43
46
47
49
51
54
57
59
61
63
68
78
81
83
85
88
93
99
101
101 102 103
103 103
104
105 105 105 105
-
50
100
150
200
250
$0
$5,000
$10,000
$15,000
$20,000
$25,000
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size
Average Fleet Size Average Day Rate Utilization-Adjusted Average Day Rate

•
Six work-class ROV’s in current fleet
and two more on order
•
Commercial operations underway with
additional opportunities in Americas,
SSAE and Asia/Pac
•
ROV capabilities generating potential
for OSV pull through
Tidewater’s New Subsea Business
Credit Suisse 20th Annual Energy Summit 26

Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results
Financial Strategy Focused on Creating
Long-Term Shareholder Value
Credit Suisse 20th Annual Energy Summit 27

Over a 15-year period, Tidewater has invested ~$5.2 billion in CapEx, and paid out ~$1.3 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were ~$3.9 billion and ~$800 million, respectively.
$ in millions
CFFO
Fiscal Year
Fleet Renewal & Expansion Largely
Funded by CFFO
Credit Suisse 20th Annual Energy Summit 28
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
CAPX Dividend Share Repurchase

Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
$300 million
$150 million
50.0%
Total Revenue and Margin
Fiscal 2008-2015
Credit Suisse 20th Annual Energy Summit 29
53.0%
46.7%
56.4%
47.7%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
43.0%
43.1%
45.6%
44.4%
$-
$100
$200
$300
$400
$500
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Vessel Revenue ($) Vessel Operating Margin ($) Vessel Operating Margin (%)
Note:  Vessel operating margin is defined as vessel revenue less vessel operating expenses

$168 million Vessel Margin in Q3
FY2015 (98% from New Vessels)
Q3 FY2015 Vessel Margin: 44%
Cyclical Upturn should Drive Margin Expansion
Credit Suisse 20th Annual Energy Summit 30
$0
$25
$50
$75
$100
$125
$150
$175
$200
New Traditional
0%
10%
20%
30%
40%
50%
60%
70%
Total New
Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY15
Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3Q4 Q1Q2Q3
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY14 FY15
Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)

Our top 10 customers in Fiscal 2014 (4 Super Majors, 4 NOC’s,
1 IOC’s and 1 independent) accounted for 62% of our revenue
Current Revenue Mix
Quality of Customer Base
Credit Suisse 20th Annual Energy Summit 31
Super Majors
37%
NOC's
22%
Others
41%